                                                                  EXHIBIT 10.1.2

      Mr. Robert Clements and Arch Capital Group Ltd. entered into the following two restricted share agreements.

                             ARCH CAPITAL GROUP LTD.

                           RESTRICTED SHARE AGREEMENT


        THIS AGREEMENT, dated as of May 5, 2000, between Arch Capital Group Ltd. (the "Company"), a Delaware corporation, and Robert Clements (the "Executive").

        WHEREAS, the Executive has been granted the following award in connection with his retention as Chairman of the Board of Directors and as compensation for services to be rendered; and the following terms reflect the Company's 1995 Long Term Incentive and Share Award Plan (as amended, the "Plan");

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

        1. AWARD OF SHARES. Pursuant to the provisions of the Plan, the terms of which are incorporated herein by reference, the Executive is hereby awarded 12,500 Restricted Shares (the "Award"), subject to the terms and conditions herein set forth. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan.

        2. TERMS AND CONDITIONS. It is understood and agreed that the Award of Restricted Shares evidenced hereby is subject to the following terms and conditions:

        (a) VESTING OF AWARD. Subject to the other terms and conditions of this Agreement, this Award shall become vested in full on January 1, 2001; provided that all such shares shall immediately become vested (i) to the extent provided in Section 2(b) hereof and (ii) upon a Change in Control.

            "Change in Control" means any of the following occurring after the date hereof:

               a. any person (within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a Permitted Person or an Initial Investor, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 35% or more of the total voting power of all the then outstanding Voting Securities; or

               b. any Initial Investor is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 50% or more of the total voting power of all the then outstanding Voting Securities; or

               c. the individuals who, as of the date hereof, constitute the
            Board of Directors of the Company (the "Board") together with those who become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of such date or whose recommendation, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board; or

               d. the consummation of a merger, consolidation, recapitalization, liquidation, sale or disposition by the Company of all or substantially all of the Company's assets, or reorganization of the Company, other than any such transaction which would (x) result in at least 60% of the total voting power represented by the voting securities of the surviving entity or, in the case of an asset sale, the successor entity, outstanding immediately after such transaction being beneficially owned, directly or indirectly, by the stockholders of the Company immediately preceding the transaction and (y) not otherwise be deemed a Change in Control under subparagraphs a, b, c or e of this Section 2(a); or

               e. the Board adopts a resolution to the effect that, for purposes hereof, a Change in Control has occurred.

                  (i) "Initial Investors" means (A) The Trident Partnership, L.P.; (B) Marsh & McLennan Risk Capital Holdings, Ltd.; or (C) any majority-owned subsidiary or parent (or equivalent in the case of a non-corporate entity) of the foregoing.

                  (ii) "Permitted Persons" means (A) the Company; (B) any Related Party; or (C) any group (as defined in Rule 13d-3 under the Exchange Act) comprised of any or all of the foregoing.

                  (iii) "Related Party" means (A) a majority-owned subsidiary of the Company; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (C) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

                  (iv) "Voting Security" means any security of the Company which carries the right to vote generally in the election of directors.

        (b) TERMINATION OF SERVICE; FORFEITURE OF UNVESTED SHARES. In the event the Executive's services as Chairman of the Board of Directors of the Company cease (i) due to death or Disability (as defined in the Retention and Change in Control Agreement, dated as of May 5, 2000, between the Company and the Executive (the "Retention Agreement")), or (ii) due to (A) termination by the Company without Cause (as defined in the Retention Agreement) or (B) Constructive Termination (as defined in the Retention Agreement), the Restricted Shares subject to the Award, to the extent not already vested in full, shall become immediately and fully vested at the time of such termination of service. If the Executive's services with the Company cease for any other reason, the portion of the Award which is not then vested shall be forfeited by the Executive and become the property of the Company. For purposes of this Agreement, service with any of the Company's wholly owned subsidiaries shall be considered to be service with the Company.

        (c) CERTIFICATES. Each certificate issued in respect of Restricted Shares awarded hereunder shall be deposited with the Company, or its designee, together with, if requested by the Company, a stock power executed in blank by the Executive, and shall bear a legend disclosing the restrictions on transferability imposed on such Restricted Shares by this Agreement (the "Restrictive Legend"). Upon the vesting of Restricted Shares pursuant to Section 2(a) or 2(b) hereof and the satisfaction of any withholding tax liability pursuant to Section 5 hereof, the certificates evidencing such vested Shares, not bearing the Restrictive Legend, shall be delivered to the Executive.

        (d) RIGHTS OF A STOCKHOLDER. Prior to the time a Restricted Share is fully vested hereunder, the Executive shall have no right to transfer, pledge, hypothecate or otherwise encumber such Restricted Share. During such period, the Executive shall have all other rights of a stockholder, including, but not limited to, the right to vote and to receive dividends at the time paid on such Restricted Shares.

        (e) NO RIGHT TO CONTINUED SERVICES. This Award shall not confer upon the Executive any right with respect to continuance of services with the Company nor shall this Award interfere with the right of the Company to terminate the Executive's services at any time.

        3. TRANSFER OF SHARES. The Shares delivered hereunder, or any interest therein, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable United States federal and state securities laws or any other applicable laws or regulations and the terms and conditions hereof. Each certificate for Shares delivered hereunder, unless at the time of issuance such Shares are registered under the Securities Act of 1933, as amended, shall bear the following legend or such other legend as the Company deems appropriate:

      "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the 'Act'), and may not be offered, sold or otherwise transferred except (i) in compliance with the provisions of any applicable state securities or 'Blue Sky' laws and (ii) (A) pursuant to an effective registration under the Act, (B) in compliance with Rule 144 under the Act, (C) inside the United States to a Qualified Institutional Buyer in compliance with Rule 144A under the Act, (D) outside the United States in compliance with Rule 904 of Regulation S under the Act or (E) inside the United States to an institutional 'accredited investor' as defined in Rule 501(a)(1), (2), (3) or (7) under the Act in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend or such other legend deemed appropriate by the Company shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 3 shall be binding upon all subsequent holders of certificates bearing the above legend.

        4. EXPENSES OF ISSUANCE OF SHARES. The issuance of stock certificates hereunder shall be without charge to the Executive. The Company shall pay, and indemnify the Executive from and against any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) or by reason of the issuance of Shares.

        5. WITHHOLDING. The Executive agrees to make appropriate arrangements with the Company for satisfaction of any applicable tax withholding requirements, or similar requirements, arising out of this Agreement.

        6. REFERENCES. References herein to rights and obligations of the Executive shall apply, where appropriate, to the Executive's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

        7. SETTLEMENT OF DISPUTES. Any dispute between the parties arising from or relating to the terms of this Agreement shall be resolved by arbitration held in the State of Connecticut in accordance with the rules of the American Arbitration Association. All costs associated with any arbitration, including all legal expenses, for both parties shall be borne by the Company.

        8. NO MITIGATION. To the extent that the vesting of any portion of the Award is accelerated upon a Change in Control or upon a termination of service as provided herein, neither the Shares delivered hereunder nor any interest therein, shall be reduced by any compensation received by the Executive in connection with any other employment.

        9. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

    If to the Company:

        Arch Capital Group Ltd.
        20 Horseneck Lane
        Greenwich, CT  06830
        Attn.: Secretary

    If to the Executive:

        Robert Clements
        [address of Executive]

        10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

        11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties relating to the subject matter hereof, and any previous agreement or understanding among the parties with respect thereto is superseded by this Agreement.

        12. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                          ARCH CAPITAL GROUP LTD.



                                                /s/ Peter A. Appel
                                             -----------------------------------
                                             By:    Peter A. Appel
                                             Title: President and Chief
                                                    Executive Officer



                                                /s/ Robert Clements
                                             -----------------------------------
                                             Robert Clements

                             ARCH CAPITAL GROUP LTD.

                           RESTRICTED SHARE AGREEMENT


        THIS AGREEMENT, dated as of May 5, 2000, between Arch Capital Group Ltd. (the "Company"), a Delaware corporation, and Robert Clements (the "Executive").

        WHEREAS, the Company and the Executive have entered into a Retention and Change in Control Agreement, dated as of May 5, 2000 (the "Retention Agreement"), under which the Executive will receive compensation at an annual rate equal to one-half of the salary of the Company's President and Chief Executive as compensation for the Executive's services as Chairman of the Board of Directors; and the following terms reflect the Company's 1995 Long Term Incentive and Share Award Plan (as amended, the "Plan");

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

        1. AWARD OF SHARES. Pursuant to the provisions of the Plan, the terms of which are incorporated herein by reference, the Executive is hereby awarded 11,718 Restricted Shares (the "Award"), subject to the terms and conditions herein set forth. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan.

        2. TERMS AND CONDITIONS. It is understood and agreed that the Award of Restricted Shares evidenced hereby is subject to the following terms and conditions:

        (a) VESTING OF AWARD. Subject to the other terms and conditions of this Agreement, this Award shall become vested in full on January 1, 2001; provided that all such shares shall immediately become vested (i) to the extent provided in Section 2(b) hereof and (ii) upon a Change in Control.

            "Change in Control" means any of the following occurring after the date hereof:

               a. any person (within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a Permitted Person or an Initial Investor, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 35% or more of the total voting power of all the then outstanding Voting Securities; or

               b. any Initial Investor is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 50% or more of the total voting power of all the then outstanding Voting Securities; or

               c. the individuals who, as of the date hereof, constitute the
            Board of Directors of the Company (the "Board") together with those who become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of such date or whose recommendation, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board; or

               d. the consummation of a merger, consolidation, recapitalization, liquidation, sale or disposition by the Company of all or substantially all of the Company's assets, or reorganization of the Company, other than any such transaction which would (x) result in at least 60% of the total voting power represented by the voting securities of the surviving entity or, in the case of an asset sale, the successor entity, outstanding immediately after such transaction being beneficially owned, directly or indirectly, by the stockholders of the Company immediately preceding the transaction and (y) not otherwise be deemed a Change in Control under subparagraphs a, b, c or e of this Section 2(a); or

               e. the Board adopts a resolution to the effect that, for purposes hereof, a Change in Control has occurred.

                  (i) "Initial Investors" means (A) The Trident Partnership, L.P.; (B) Marsh & McLennan Risk Capital Holdings, Ltd.; or (C) any majority-owned subsidiary or parent (or equivalent in the case of a non-corporate entity) of the foregoing.

                  (ii) "Permitted Persons" means (A) the Company; (B) any Related Party; or (C) any group (as defined in Rule 13d-3 under the Exchange Act) comprised of any or all of the foregoing.

                  (iii) "Related Party" means (A) a majority-owned subsidiary of the Company; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (C) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

                  (iv) "Voting Security" means any security of the Company which carries the right to vote generally in the election of directors.

        (b) TERMINATION OF SERVICE; FORFEITURE OF UNVESTED SHARES. In the event the Executive's services as Chairman of the Board of Directors of the Company cease (i) due to death or Disability (as defined in the Retention Agreement), or (ii) due to (A) termination by the Company without Cause (as defined in the Retention Agreement) or (B) Constructive Termination (as defined in the Retention Agreement), the Restricted Shares subject to the Award, to the extent not already vested in full, shall become immediately and fully vested at the time of such termination of service. If the Executive's services with the Company cease for any other reason, then a prorated portion of the Award based on the number of days the Executive served the Company during the calendar year of such termination shall become vested and the remaining portion of the Award shall be forfeited by the Executive and become the property of the Company. For purposes of this Agreement, service with any of the Company's wholly owned subsidiaries shall be considered to be service with the Company.

        (c) CERTIFICATES. Each certificate issued in respect of Restricted Shares awarded hereunder shall be deposited with the Company, or its designee, together with, if requested by the Company, a stock power executed in blank by the Executive, and shall bear a legend disclosing the restrictions on transferability imposed on such Restricted Shares by this Agreement (the "Restrictive Legend"). Upon the vesting of Restricted Shares pursuant to Section 2(a) or 2(b) hereof and the satisfaction of any withholding tax liability pursuant to Section 5 hereof, the certificates evidencing such vested Shares, not bearing the Restrictive Legend, shall be delivered to the Executive.

        (d) RIGHTS OF A STOCKHOLDER. Prior to the time a Restricted Share is fully vested hereunder, the Executive shall have no right to transfer, pledge, hypothecate or otherwise encumber such Restricted Share. During such period, the Executive shall have all other rights of a stockholder, including, but not limited to, the right to vote and to receive dividends at the time paid on such Restricted Shares.

        (e) NO RIGHT TO CONTINUED SERVICES. This Award shall not confer upon the Executive any right with respect to continuance of services with the Company nor shall this Award interfere with the right of the Company to terminate the Executive's services at any time.

        3. TRANSFER OF SHARES. The Shares delivered hereunder, or any interest therein, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable United States federal and state securities laws or any other applicable laws or regulations and the terms and conditions hereof. Each certificate for Shares delivered hereunder, unless at the time of issuance such Shares are registered under the Securities Act of 1933, as amended, shall bear the following legend or such other legend as the Company deems appropriate:

      "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the 'Act'), and may not be offered, sold or otherwise transferred except (i) in compliance with the provisions of any applicable state securities or 'Blue Sky' laws and (ii) (A) pursuant to an effective registration under the Act, (B) in compliance with Rule 144 under the Act, (C) inside the United States to a Qualified Institutional Buyer in compliance with Rule 144A under the Act, (D) outside the United States in compliance with Rule 904 of Regulation S under the Act or (E) inside the United States to an institutional 'accredited investor' as defined in Rule 501(a)(1), (2), (3) or (7) under the Act in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend or such other legend deemed appropriate by the Company shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 3 shall be binding upon all subsequent holders of certificates bearing the above legend.

        4. EXPENSES OF ISSUANCE OF SHARES. The issuance of stock certificates hereunder shall be without charge to the Executive. The Company shall pay, and indemnify the Executive from and against any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) or by reason of the issuance of Shares.

        5. WITHHOLDING. The Executive agrees to make appropriate arrangements with the Company for satisfaction of any applicable tax withholding requirements, or similar requirements, arising out of this Agreement.

        6. REFERENCES. References herein to rights and obligations of the Executive shall apply, where appropriate, to the Executive's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

        7. SETTLEMENT OF DISPUTES. Any dispute between the parties arising from or relating to the terms of this Agreement shall be resolved by arbitration held in the State of Connecticut in accordance with the rules of the American Arbitration Association. All costs associated with any arbitration, including all legal expenses, for both parties shall be borne by the Company.

        8. NO MITIGATION. To the extent that the vesting of any portion of the Award is accelerated upon a Change in Control or upon a termination of service as provided herein, neither the Shares delivered hereunder nor any interest therein, shall be reduced by any compensation received by the Executive in connection with any other employment.

        9. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

    If to the Company:

        Arch Capital Group Ltd.
        20 Horseneck Lane
        Greenwich, CT  06830
        Attn.: Secretary

    If to the Executive:

        Robert Clements
        [address of Executive]

        10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

        11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties relating to the subject matter hereof, and any previous agreement or understanding among the parties with respect thereto is superseded by this Agreement.

        12. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                          ARCH CAPITAL GROUP LTD.



                                                /s/ Peter A. Appel
                                             -----------------------------------
                                             By:    Peter A. Appel
                                             Title: President and Chief
                                                    Executive Officer



                                                /s/ Robert Clements
                                             -----------------------------------
                                             Robert Clements